Exhibit 10.4
Amendment No. 18462590SLA-I
AMENDMENT TO CREDIT AGREEMENT
THIS AMENDMENT is entered into as of /CD/ 11/24/2025    , between SOUTH DAKOTA SOYBEAN PROCESSORS, LLC, Volga, South Dakota, a limited liability company (the “Borrower”), and COBANK, ACB, a federally-chartered instrumentality of the United States (“Lender”). Capitalized terms used and not defined herein will have the meanings assigned to such terms in the Agreement (as defined below).
The Borrower and Lender are parties to Amended and Restated Credit Agreement Number 18462590SLA-H dated as of March 17, 2025 (such agreement, as may be amended, is hereinafter referred to as the “Agreement”). The Borrower and Lender now desire to amend the Agreement. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Borrower and Lender agree as follows:
1.Section 7.1 under Article 7 of the Agreement is amended and restated to read as follows:
ARTICLE 7    Financial Covenants. Unless otherwise agreed to in writing by Lender, while this Agreement is in effect:
7.1    Working Capital. The Borrower will have at the end of each period for which financial statements are required to be furnished pursuant to this Agreement an excess of unconsolidated current assets over unconsolidated current liabilities of not less than $10,000,000.00, except that in determining unconsolidated current assets, any amount available under any revolving term promissory note hereunder (less the amount that would be considered a current liability if fully advanced) may be included (all as determined in accordance with the Accounting Standards).
2.Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Agreement and each other Loan Document will remain unamended and otherwise unmodified and in full force and effect.
3.This Amendment, each Promissory Note and any other Loan Document may be executed in counterparts, each of which will constitute an original, but all of which when taken together will constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means will be as effective as delivery of a manually executed counterpart of this Amendment.
SIGNATURE PAGE FOLLOWS

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC
Volga, South Dakota
Amendment No. 18462590SLA-I of Agreement No. 18462590SLA-H

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT
IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this Agreement.

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC

By:	/s/ Mark Hyde

Name:	Mark Hyde

Title:	Chief Financial Officer

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC
Volga, South Dakota
Amendment No. 18462590SLA-I of Agreement No. 18462590SLA-H

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT
IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this Agreement.

COBANK, ACB

By:	/s/ Patricia Machado

Name:	Patricia Machado

Title:	Assistant Corporate Secretary

Exhibit A

South Dakota Soybean Processors (18462590)
Compliance Certificate
As of Month Ended _______________________

This Certificate is delivered pursuant to the Credit Agreement dated December 28, 2016 (as amended, restated, or otherwise modified from time to time, the “Agreement”, by and among South Dakota Soybean Processors and CoBank, ACB. All terms used in this certificate have the meanings given to them in the Agreement.

Working Capital (Monthly & Fiscal Year End)
Required to be no less than	$10,000,000

Current Assets

(-) Current Liabilities

(+) Term revolver availability (less current portion)

Working Capital		$0.00
Compliance (Yes/No)

Debt Service Coverage (Fiscal Year End)
Required to be no less than	1.50:1.00

Consolidated Net Income (after tax)

(+) Depreciation and amortization

(-) Non-Cash Patronage Income

(-) Extraordinary Gain (+ Loss)

(-) Gain on Asset Sale (+ Loss)

= Available Cash	$0.00

/$6,500,000	$6,500,000.00

Debt Service Coverage Ratio		0.00
Compliance (Yes/No)

PRINCIPAL FINANCIAL OFFICER’S CERTIFICATION
The undersigned has reviewed the financial statements pertaining to the above calculations, and based on this review, certify to the best of my knowledge the financial statements as accurate and complete for the period reflected. The undersigned also hereby certifies that the foregoing is a correct statement of financial condition and compliance as of the month end stated above, and that, during such month, there existed at no time any condition or even which constituted an event or which, after notice or lapse of time or both, would constitute an event of default in the performance of any covenants contained in the Agreement.

AUTHORIZED SIGNATURE (or Electronic Signature)		Date